Exhibit 99.1

FIRST MODIFICATION TO AMENDED AND RESTATED LOAN AND SECURITY
AGREEMENT

                The First Modification to Loan and Security Agreement (this “Modification”) is entered into by and between HEMACARE CORPORATION, CORAL BLOOD SERVICS, INC., HEMACARE BIOSCIENCE, INC. (“Borrower”) and COMERICA BANK (“Bank”) as of this March 26, 2007, at San Jose, California.

RECITALS

                This Modification is entered into upon the basis of the following facts and understandings of the parties, which facts and understandings are acknowledged by the parties to be true and accurate.

                Bank and Borrower previously entered into a Amended and Restated Loan and Security Agreement (Accounts and Inventory) dated September 26, 2006.  The Amended and Restated Loan and Security Agreement as so modified, and as such may be otherwise modified, amended, restated, supplemented, revised or replaced from time to time prior to the date hereof shall collectively be referred to herein as the “Agreement.”

                NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as set forth below.

AGREEMENT

                1.             Incorporation by Reference.  The Recitals and the documents referred to therein are incorporated herein by this reference.  Except as otherwise noted, the terms not defined herein shall have the meaning set forth in the Agreement.

                2.             Modification to the Agreement.  Subject to the satisfaction of the conditions precedent as set forth in Section 3 hereof, the Agreement is hereby modified as set forth below.

                                a.             In Section 1.9 of the Agreement, the amount “Three Million Dollars ($3,000,000.00)” is hereby deleted and replaced with “Four Million and no/100 Dollars ($4,000,000.00).”

                3.             Legal Effect.

                                a.             Except as specifically set forth in this Modification, all of the terms and conditions of the Agreement remain in full force and effect.  Except as expressly set forth herein, the execution, delivery, and performance of this Modification shall not operate as a waiver of, or as an amendment of any right, power, or remedy of Bank under the Agreement, as in effect prior to the date hereof.  Borrower ratifies and reaffirms the continuing effectiveness of all promissory notes, guaranties, security agreements, mortgages, deeds of trust, environmental agreements, and all other instruments, documents and agreements entered into in connection with the Agreement.

                                b.             Borrower represents and warrants that each of the representations and warranties contained in the Agreement are true and correct as of the date of this Modification, and that no Event of Default has occurred and is continuing.

                                c.             The effectiveness of this Modification and each of the documents, instruments and agreements entered into in connection with this Modification is conditioned upon receipt by Bank of this Modification and any other documents which Bank may require to carry out the terms hereof.

                4.             Miscellaneous Provisions.

                                a.             This is an Integrated Modification and supersedes all prior negotiations and agreements regarding the subject matter hereof.  All amendments hereto must be in writing and signed by the parties.

                                b.             This Modification may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

                IN WITNESS WHEREOF, the parties have agreed as of the date first set forth above.

HEMACARE CORPORATION

By:	/s/ Judy Irving
Title:	CEO

By:	/s/ Rober S. Chilton
Title:	EX VP + CFO

By:
Title:

By:
Title:

CORAL BLOOD SERVICES, INC.

By:	/s/ Judy Irving
Title:	CEO

By:	/s/ Robert S. Chilton
Title:	EX VP + CFO

HEMACARE BIOSCIENCE, INC.

By:	/s/ Judy Irving
Title:	CEO

By:	/s/ Robert S. Chilton
Title:	Ex VP + CFO

COMERICA BANK

By:	/s/ Geoffrey Matthews
Title:	Vice President - Western Market

Corporation Resolutions and Incumbency Certification Authority to Procure Loans

I certify that I am the duly elected and qualified Secretary of HemaCare Corporation, a California corporation (the “Corporation”) and the keeper of the records of the Corporation: that the following is a true and correct copy of resolutions duly adopted by the Board of Directors of the Corporation in accordance and applicable statutes.

Copy of Resolutions:

Be it Resolved, That:

1.                                       Any (insert number required to sign) (2) two of the following (insert titles only) CFO of the Corporation are/is authorized for, on behalf of, and in the name of the Corporation to:

                                                (a)  Negotiate and procure loans, letters of credit and other credit or financial accommodations from Comerica Bank (the “Bank”), up to an amount not exceeding $unlimited:

                                                (b)  Discount with the Bank, commercial or other business paper belonging to the Corporation made or drawn by or upon third parties, without limit as to amount:

                                                (c)  Purchase, sell, exchange, assign, endorse for transfer and/or deliver certificates and/or instruments representing stocks, bonds, evidences of indebtedness or other securities owned by the Corporation, whether or not registered in the name of the Corporation;

                                                (d)  Give security for any liabilities of the Corporation to the Bank by grant, security interest, assignment, lien, deed or trust or mortgage upon any real or personal property, tangible or intangible of the Corporation; and

                                                (e)  Issue and/or execute one or more warrants for the purchase of the Corporation’s capital stock to Bank; and

                                                (f)  Execute and deliver in form and content as may be required by the Bank any and all notes, evidences of Indebtedness, applications for letters of credit, guaranties, subordination agreements, loan and security agreements, financing statements, assignments, liens, deeds of trust, mortgages, trust receipts and other agreements, instruments or documents to carry out the purposes of these Resolutions, any or all of which may relate to all or to substantially all of the Corporation’s property and assets.

2.                                       Said Bank be and it is authorized and directed to pay the proceeds of any such loans or discounts as directed by the persons so authorized to sign, whether so payable to the order of any of said parsons in their individual capacities or not, and whether such proceeds are deposited to the individual credit of any of said persons or not;

3.                                       Any and all agreements, instruments and documents previously executed and acts and things previously done to carry out the purposes of these Resolutions are ratified, confirmed and approved as the act or acts of the Corporation.

4.                                       These Resolutions shall continue in force, and the Bank may consider the holders of said offices and their signatures to be and continue to be as set forth in a certified copy of these Resolutions delivered to the Bank, until notice to the contrary in writing is duly served on the Bank (such notice to have no effect on any action previously taken by the Bank in reliance on these Resolutions).

5.                                       Any person, corporation or other legal entity dealing with the Bank may rely upon a certificate signed by an officer of the Bank to effect that these Resolutions and any agreement, instrument or document executed pursuant to them are still in full force and effect and binding upon the Corporation.

6.                                       The Bank may consider the holders of the offices of the Corporation and their signatures, respectively, to be and continue to be as set forth in the Certificate of the Secretary of the Corporation until notice to the contrary in writing is duly served on the Bank.

                                                I further certify that the above Resolutions are in full force and effect as of the date of this Certificate; that these Resolutions and any borrowings or financial accommodations under these Resolutions have been properly noted in the corporate books and records, and have not been rescinded, annulled, revoked or modified; that neither the foregoing Resolutions nor any actions to be taken pursuant to them are or will be in contravention of any provision of the articles of incorporation or bylaws of the Corporation or of any agreement, indenture or other instrument to which the Corporation is a party or by which it is bound require the vote or consent of shareholders of the Corporation to authorize any act, matter or thing described in the foregoing Resolutions.

I further certify that the following named persons have been duly elected to the offices set opposite their respective names, that they continue to hold these offices at the present time, and that the signatures which appear below are the genuine, original signatures of each respectively:

(PLEASE SUPPLY GENUINE SIGNATURES OF AUTHORIZED SIGNERS BELOW)

NAME (Type or Print)	TITLE	SIGNATURE
Judy Irving	President & CEO	/s/ Judy Irving
Robert Chilton	Ex Vice President & CFO	/s/ Robert S. Chilton

In Witness Whereof, I hve affixed my name as Secretary and have caused the corporate seal of said Corporation to be affixed.  3/26/07

/s/ Robert S. Chilton
Secretary

The above statement is correct.	/s/ Judy irving
SIGNATURE OF OFFICER OR DIRECTOR OR, IF NONE, A SHAREHOLDER OTHER
THAN SECRECTARY WHEN SECRECTARY IS AUTHORIZED TO SIGN ALONE

Failure to complete the above when the Secretary is authorized to sign alone shall constitute a certification by the Secrectary that the Secrectary is the sole Shareholder, Director and Officer of the Coporation.